Exhibit 99.1

Greenland Acquisition Corporation Announces Adjournment of Special Meeting of Shareholders to Approve Proposed Business Combination with Zhongchai Holding (Hong Kong) Limited

New York, NY, October 17, 2019 — Greenland Acquisition Corporation (NASDAQ: GLAC) (“Greenland” or the “Company”) announced today that its special meeting of shareholders in lieu of an annual meeting (the "Special Meeting") to approve the proposed business combination with Zhongchai Holding (Hong Kong) Limited (“Zhongchai Holding”), pursuant to a Share Exchange Agreement dated as of July 12, 2019 (as may be amended or supplemented from time to time, the “Share Exchange Agreement”) among Greenland, Zhongchai Holding and certain other parties, and related matters, scheduled for and convened on October 17, 2019 , was adjourned to provide additional time for voting on the proposals to be presented at the Special Meeting. At the Special Meeting, the Company’s shareholders approved a proposal to adjourn the Special Meeting until 10:00 a.m., Eastern Time, on October 24, 2019. At such time, the Special Meeting will re-convene at the offices of Ellenoff Grossman & Schole LLP, at 1345 Avenue of the Americas, New York, NY 10105. In connection with the adjournment of the Special Meeting, the final date for public shareholders to demand redemption of their shares has been extended to 5:00 p.m., Eastern Time, on October 23, 2019.

The record date for the Special Meeting remains the close of business on September 18, 2019 (the “Record Date”). No action is required by any Company shareholder who has previously delivered a proxy card and who does not wish to revoke or change such proxy card. Information about voting or revoking a proxy is set forth in the proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on September 26, 2019 (as it may be further amended and/or supplemented from time to time, the “Proxy Statement”). No changes have been made in the proposals to be voted on by shareholders at the adjourned portion of the Special Meeting.

Greenland strongly advises all its shareholders to read the Proxy Statement and other proxy materials relating to the Special Meeting because they contain important information. Such materials are available at no charge on the SEC website at www.sec.gov. In addition, copies of the Proxy Statement and other documents may be obtained free of charge by directing a written request to:

Greenland Acquisition Corporation

Suite 906, Tower W1, Oriental Plaza

No. 1 East Chang’an Street

Dongcheng District, Beijing

People’s Republic of China 100006

Voting Instructions

All Greenland shareholders as of the Record Date can vote, even if they have subsequently sold their shares, and Greenland encourages its shareholders to do so before 11:59 p.m. Eastern Time on October 23, 2019. Shareholders are reminded that their votes are extremely important and are urged to complete, sign, date and mail their proxy card at their earliest convenience. Shareholders may also vote by telephone or via the Internet by following the instructions printed on the proxy card.

If you need any assistance in voting your shares, please call our proxy solicitor, Advantage Proxy, at 1-877-870-8565 (toll free); or email at ksmith@advantageproxy.com.

Redemption Rights

GREENLAND SHAREHOLDERS ELECTING TO EXERCISE THEIR REDEMPTION RIGHTS ARE ADVISED TO REVIEW AND COMPLY WITH THE PROVISIONS WITH RESPECT THERETO IN THE PROXY STATEMENT.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE GREENLAND PROPOSALS. YOU MAY SEEK TO HAVE YOUR SHARES REDEEMED REGARDLESS OF WHETHER YOU VOTE FOR OR AGAINST THE BUSINESS COMBINATION, OR WHETHER OR NOT YOU WERE HOLDERS OF GREENLAND SHARES AS OF THE RECORD DATE OR ACQUIRED YOUR SHARES AFTER THE RECORD DATE. TO EXERCISE YOUR REDEMPTION RIGHTS, YOU ARE NOT REQUIRED TO VOTE EITHER FOR OR AGAINST THE GREENLAND BUSINESS COMBINATION PROPOSAL OR ANY OTHER PROPOSAL. HOWEVER, YOU MUST DEMAND THAT GREENLAND REDEEM YOUR SHARES INTO A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO GREENLAND’S TRANSFER AGENT ON OR BEFORE 5:00 PM, EASTERN TIME, ON OCTOBER 23, 2019 (TWO (2) BUSINESS DAYS PRIOR TO THE VOTE ON THE GREENLAND BUSINESS COMBINATION PROPOSAL). YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT/WITHDRAWAL AT CUSTODIAN SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BROKER OR BANK TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE THE SECTION OF THE PROXY STATEMENT ENTITLED “SPECIAL MEETING — REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS

Additional Information and Where You Can Find It

In connection with the proposed business combination and related transaction, Greenland filed the Proxy Statement with the SEC on September 26, 2019. Investors and securityholders of Greenland and Zhongchai Holding are urged to read the Proxy Statement, which contains important information about Greenland and Zhongchai Holding, before making any voting or investment decision with respect to the proposed business combination and related transactions. The Proxy Statement and other relevant materials, and any other documents filed by Greenland with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov.

About Greenland

Greenland Acquisition Corporation is a blank check company formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.

Forward-Looking Statements

As previously disclosed in a Current Report on Form 8-K filed on July 12, 2019, Greenland entered into a share exchange agreement (the “Share Exchange Agreement”) with Zhongchai Holding, Greenland Asset Management Corporation, a British Virgin Islands company with limited liability, in the capacity thereunder as the purchaser representative, and Cenntro Holding Limited, the sole member of Zhongchai Holding, pursuant to which, among other things and subject to the terms and conditions contained therein, Greenland has agreed to acquire all of the outstanding capital stock of Zhongchai Holding through a share exchange, with Zhongchai Holding becoming a direct wholly owned subsidiary of Greenland (the “Business Combination”).

This press release contains statements that may constitute “forward-looking statements,” Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Greenland, including those set forth in the Risk Factors section of Greenland’s Annual Report on Form 10-K filed with the SEC. Copies are available on the SEC’s website, www.sec.gov. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Greenland’s expectations with respect to future performance, anticipated financial impacts of the business transaction; approval of the business transaction by shareholders; the satisfaction of the closing conditions to the business transaction; and the timing of the completion of the business transaction. Greenland undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Such forward-looking statements relate to future events or future performance, but reflect the parties’ current beliefs, based on information currently available. Most of these factors are outside the parties’ control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include: business conditions; natural disasters; changing interpretations of U.S. Generally Accepted Accounting Principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; changes in legislation or regulatory environments, requirements or changes adversely affecting the business of Greenland and Zhongchai Holding, including but not limited the reaction of Zhongchai Holding customers to the Business Combination, difficulties in maintaining and managing continued growth, restrictions on the ability to make dividend payments, and general economic conditions; geopolitical events and regulatory changes; and the failure to maintain the listing of Greenland’s securities on the Nasdaq Stock Market. Other factors include the possibility that the Business Combination does not close or the occurrence of any event, change or other circumstances that could give rise to the termination of the Share Exchange Agreement, including due to the failure to receive required shareholder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in Greenland’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning Greenland and Zhongchai Holding, the business transaction or other matters and attributable to Greenland, Zhongchai Holding, and Zhongchai Holding’s shareholder or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Greenland, nor Zhongchai Holding or Zhongchai Holding’s shareholder undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Company Contact:

Greenland Acquisition Corporation

Yanming Liu

+ (86) 010-53607082

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